                                                               Exhibit (h)(5)(v)

                             FORM OF AMENDMENT NO. 2
                                       TO
                             PARTICIPATION AGREEMENT


         Form of Amendment No. 2, dated as of ______, 1999 ("Amendment"), to Participation Agreement dated as of December 1, 1998 ("Original Agreement") (collectively, the "Agreement"), as amended by Amendment No. 1, dated as of April 30, 1999 among EQ Advisors Trust, The Equitable Life Assurance Society of the United States, Equitable Financial Consultants, Inc. and The Equitable Investment Plan for Employees, Managers and Agents (collectively, the "Parties").

         The Parties hereby agree that Schedule B to the Agreement is replaced in its entirety by the schedule attached hereto entitled "Schedule B".

         Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

         IN WITNESS WHEREOF, the parties have executed and delivered this Form of Amendment No. 2 as of the date first above set forth.


EQ ADVISORS TRUST                        THE EQUITABLE LIFE ASSURANCE
                                         SOCIETY OF THE UNITED STATES

By:                                      By:
   --------------------------------          ----------------------------------
   Name:  Peter D. Noris                     Name:  Peter D. Noris
   Title: President and Trustee              Title: Executive Vice President
                                             and Chief Investment Officer


EQ FINANCIAL CONSULTANTS, INC.           THE EQUITABLE INVESTMENT
                                         PLAN FOR EMPLOYEES, MANAGERS AND AGENTS
By:
   --------------------------------
   Name:  Michael S. Martin              By:  Officers Committee on Benefit
   Title: Chairman of the Board               Plans, as Plan Fiduciary
   and Chief Executive Officer
                                         By:
                                             ----------------------------------
                                             Name:  Michael Hegarty
                                             Title:  Chairman









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


                                   SCHEDULE B
                                       TO
               FORM OF AMENDMENT NO. 2 TO PARTICIPATION AGREEMENT


                        DESIGNATED PORTFOLIOS AND CLASSES

                                  PORTFOLIOS OF
                                EQ ADVISORS TRUST

         Portfolios                                                           Classes
         ----------                                                           -------
         BT Equity 500 Index Portfolio                                        Class IA and Class IB
         BT International Equity Index Portfolio                              Class IA and Class IB
         BT Small Company Index Portfolio                                     Class IA and Class IB
         EQ/Alliance Premier Growth Portfolio                                 Class IA and Class IB
         EQ/Capital Guardian International Equities Portfolio                 Class IA and Class IB
         EQ/Capital Guardian Research Portfolio                               Class IA and Class IB
         EQ/Capital Guardian U.S. Equities Portfolio                          Class IA and Class IB
         EQ/Putnam Balanced Portfolio                                         Class IA and Class IB
         EQ/Putnam Growth & Income Value Portfolio                            Class IA and Class IB
         EQ/Putnam International Equity Portfolio                             Class IA and Class IB
         EQ/Putnam Investors Growth Portfolio                                 Class IA and Class IB
         EQ/Evergreen Foundation Portfolio                                    Class IA and Class IB
         EQ/Evergreen Portfolio                                               Class IA and Class IB
         JPM Core Bond Portfolio                                              Class IA and Class IB
         Lazard Large Cap Value Portfolio                                     Class IA and Class IB
         Lazard Small Cap Value Portfolio                                     Class IA and Class IB
         Merrill Lynch Basic Value Equity Portfolio                           Class IA and Class IB
         Merrill Lynch World Strategy Portfolio                               Class IA and Class IB
         MFS Emerging Growth Companies Portfolio                              Class IA and Class IB
         MFS Growth with Income Portfolio                                     Class IA and Class IB
         MFS Research Portfolio                                               Class IA and Class IB
         Morgan Stanley Emerging Markets Equity Portfolio                     Class IA and Class IB
         T. Rowe Price Equity Income Portfolio                                Class IA and Class IB
         T. Rowe Price International Stock Portfolio                          Class IA and Class IB
         Warburg Pincus Small Company Value Portfolio                         Class IA and Class IB
         Alliance Money Market Portfolio                                      Class IA and Class IB
         Alliance Intermediate Government Securities Portfolio                Class IA and Class IB
         Alliance Quality Bond Portfolio                                      Class IA and Class IB
         Alliance High Yield Portfolio                                        Class IA and Class IB
         Alliance Balanced Portfolio                                          Class IA and Class IB
         Alliance Conservative Investors Portfolio                            Class IA and Class IB
         Alliance Growth Investors Portfolio                                  Class IA and Class IB
         Alliance Common Stock Portfolio                                      Class IA and Class IB

                                        5


         Alliance Equity Index Portfolio                                      Class IA and Class IB
         Alliance Growth And Income Portfolio                                 Class IA and Class IB
         Alliance Aggressive Stock Portfolio                                  Class IA and Class IB
         Alliance Small Cap Growth Portfolio                                  Class IA and Class IB
         Alliance Global Portfolio                                            Class IA and Class IB
         Alliance International Portfolio                                     Class IA and Class IB


















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